Exhibit 10.51

                                                                  EXECUTION COPY





                               FIRST AMENDMENT TO
                         COLLATERAL ASSIGNMENT AGREEMENT


                                      Among


                           SECURED RESTAURANTS TRUST,

                        FINANCIAL SECURITY ASSURANCE INC.

                                       and

                              THE BANK OF NEW YORK,
                        as Trustee and Collateral Agent.




                            Dated as of April 1, 1998

                               FIRST AMENDMENT TO
                         COLLATERAL ASSIGNMENT AGREEMENT


         THIS FIRST AMENDMENT TO COLLATERAL ASSIGNMENT AGREEMENT (this "Amendment") is dated as of April 1, 1998 among SECURED RESTAURANTS TRUST, a Delaware statutory business trust (the "Issuer") existing pursuant to the Amended and Restated Trust Agreement dated as of October 15, 1990 between Spartan Holdings, Inc. and Wilmington Trust Company, FINANCIAL SECURITY ASSURANCE INC. ("Financial Security") and THE BANK OF NEW YORK, as Trustee under the Indenture (in such capacity, the "Trustee") and as Collateral Agent hereunder (in such capacity, the "Collateral Agent").

         This Amendment amends and supplements the Collateral Assignment Agreement, dated as of November 1, 1990, among the Issuer, Financial Security and The Citizens and Southern National Bank of South Carolina, as Trustee and Collateral Agent (as succeeded in such capacities by The Bank of New York) (the "Original Agreement," and as amended by this Amendment, the "Collateral Assignment Agreement"), as set forth below.

         Terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to such terms in the Original Agreement.

                                    RECITALS

         A. The Issuer has entered into separate Loan Agreements with Quincy's Realty, Inc. ("Quincy's") and Spardee's Realty Inc. ("Spardee's") pursuant to which the Issuer made a Loan to each of Quincy's and Spardee's, which Loans were in the aggregate initial outstanding principal amount of $225,000,000.

         B. Each of Quincy's and Spardee's owned its Properties and executed and delivered to the Issuer certain Mortgage Notes to evidence its borrowings pursuant to the related Loan Agreement.

         C. As security for its obligations under the related Loan Agreement and its Mortgage Notes, each of Quincy's and Spardee's executed and delivered to the Issuer one or more Mortgages and certain other Collateral.

         D. In order to obtain sufficient funds for the making of the Loans, the Issuer issued Bonds in the initial aggregate principal amount of $225,000,000 pursuant to the Indenture between the Issuer and the Trustee.

         E. Financial Security issued its Policy, under which Financial Security has guaranteed the scheduled payment of interest and principal payable on the Bonds.

         F. As an inducement to Financial Security to issue and deliver the Policy and the Liquidity Policy, the Issuer and Financial Security executed and delivered the Insurance Agreement.

         G. As additional inducement to Financial Security to issue the Policy and the Liquidity Policy and to execute the Insurance Agreement, and as security for the repayment of all sums paid by Financial Security under the Policy and the Liquidity Policy and the payment and performance by the Issuer of all of its obligations then or thereafter existing under the Insurance Agreement, pursuant to the Original Agreement, the Issuer assigned certain of its property as Collateral to the Collateral Agent, as agent for (i) Financial Security and (ii) the Trustee, as trustee for the holders of the Bonds, as the interests of Financial Security and the Trustee may appear, upon the terms and conditions set forth in the Original Agreement.

         H. Quincy's and Spardee's now desire to defease the Mortgage Notes by causing the deposit with the Collateral Agent of Defeasance Eligible Investments and cash sufficient to pay the principal of and interest on each Mortgage Note as the same becomes due.

         I. On the date of this Amendment, pursuant to an Assignment and Assumption Agreement, made as of April 1, 1998 by and between Spardee's and Quincy's (the "Assignment and Assumption Agreement") Spardee's has assigned to Quincy's, and Quincy's has assumed, all obligations and liabilities of Spardee's under the Spardee's Loan Agreement and under the related Mortgage Notes, and, as consideration for such assumption by Quincy's, there has been delivered to Quincy's by or on behalf of Spardee's immediately available funds sufficient to purchase Defeasance Eligible Investments to defease the Spardee's Mortgage Notes.

         J. On the Defeasance Date, Quincy's shall deliver to the Collateral Agent immediately available funds which, together with funds on deposit in the Accounts, after liquidation of all Eligible Investments held therein (other than existing Defeasance Eligible Investments), shall be sufficient to purchase Defeasance Eligible Investments, which together with the Defeasance Eligible Investments currently held by the Collateral Agent, are sufficient to defease all remaining payments due under the Mortgage Notes.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. The following capitalized terms have the meanings set forth below for purposes of the Collateral Assignment Agreement.

         "BORROWER" or "BORROWERS" means Quincy, both in its capacity as one of the original Borrowers (as defined in the Original Agreement) and as assignee of Spardee's obligations as one of the original Borrowers (as defined in the Original Agreement).

         "BORROWER COLLATERAL" has the meaning set forth in the Loan Agreements, as amended.

         "CHASE LETTER OF CREDIT" has the meaning set forth in Section 6(c) of this Amendment.

         "COLLATERAL" means Collateral (as defined in the Original Agreement, as amended by this Amendment) and the Borrower Collateral.

         "COLLATERAL ASSIGNMENT AGREEMENT" means the Original Agreement, as amended by this Amendment.

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

         "DEFEASANCE DATE" means April 1, 1998.

         "DELIVERY," when used with respect to any Defeasance Eligible Investments, means:

                  (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof by physical delivery to the Collateral Agent endorsed to, or registered in the name of, the Collateral Agent or its nominee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (A) by delivery of such certificated security to the Collateral Agent in accordance with the provisions of
         Section 8-301(a) of the UCC, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of or a security interest in any such Defeasance Eligible Investment to the Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (ii) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC; the crediting of such Defeasance Eligible Investment to a securities account maintained with a Federal Reserve Bank by a securities intermediary; the indication by such securities intermediary that such Defeasance Eligible Investment has been credited to the Collateral Agent's securities account at the securities intermediary; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of or a security interest in any such Defeasance Eligible Investment to the Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (iii) with respect to any Defeasance Eligible Investment that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration on the books and records of the issuer thereof in the name of the Collateral Agent or another Person (other than a "securities intermediary" (as defined in Section 8-102(a)(4) of the UCC)) acting on behalf of the Trustee.

         "STOCK PLEDGE" means the Stock Pledge Agreement, dated as of November 1, 1990, among Quincy's Restaurants, Inc. and the Issuer, as amended by the First Amendment to Stock Pledge Agreement, dated as of April 1, 1998, and any further amendments thereto.

         SECTION 2.  SECURITY AGREEMENTS.

                  (a) Section 2.01(a) of the Original Agreement is hereby amended by adding the word "and" at the end of subsection (vi) and adding the following new subsection (vii) thereto:

                           "(vii)   the Borrower Collateral."

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

                  (b) The Issuer hereby restates and confirms the provisions set forth in the first paragraph of Section 2.01 of the Original Agreement with respect to the granting of a security interest in the Collateral (as amended by this Agreement) and hereby collaterally assigns, transfers, sets over, pledges and conveys to the Collateral Agent, as agent for Financial Security and the Trustee, as trustee for the holders of the Bonds, and their respective successors and assigns, as the interests of Financial Security and the Trustee may appear, all of the right, title, interest and estate of the Issuer, whether now or hereafter acquired in, to and under the Collateral (as such term is defined in the Original Collateral Agreement, as amended by this Amendment).

                  (c) Section 2.01 of the Original Agreement is hereby further amended by adding the following new subsections thereto:

                           "(c) As of the date hereof, Quincy's has deposited
                  with the Collateral Agent $173,144,195 in immediately available funds. The Collateral Agent hereby accepts such funds and will use such funds, together with all funds on deposit in the Accounts, after liquidation of all Eligible Investments held in or credited to the Accounts (other than any existing Defeasance Eligible Investments), to purchase the Defeasance Eligible Securities listed on Exhibit A attached hereto.

                           (d) The Collateral Agent agrees as follows with
                  respect to the Defeasance Eligible Investments, and the proceeds thereof, held from time to time in the Prepayment
                  Account:

                                    (i) any Defeasance Eligible Investment that
                           is held in deposit accounts shall be made in the name of the Collateral Agent and shall be subject to the exclusive custody and control of the Collateral Agent, and the Collateral Agent shall have sole signature authority with respect thereto;

                                    (ii) any Defeasance Eligible Investment that
                           constitutes Physical Property (as defined in the definition of Delivery) shall be delivered to the Collateral Agent in accordance with paragraph (i) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the
                           UCC) acting solely for the Collateral Agent;

                                    (iii) any Defeasance Eligible Investment
                           that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Defeasance Eligible Investment as described in such paragraph; and

                                    (iv) any Defeasance Eligible Investment that
                           is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to the Collateral Agent in accordance with paragraph (iii) of the definition of "Delivery" and shall be maintained by the Collateral Agent, pending maturity or disposition, through continued registration of the Collateral Agent's (or its nominee's) ownership of such security directly or through one or more securities intermediaries."

         SECTION 3.  REPRESENTATIONS AND WARRANTIES.

                  (a) The Issuer hereby confirms that, as of the Defeasance Date, its representations and warranties set forth in Section 3.01, of the Original Agreement are true and correct with respect to this Collateral Assignment Agreement.

                  (b) The Collateral Agent hereby confirms that, as of the Defeasance Date, its representations and warranties set forth in
         Section 3.04(b), (c), (d), (e) and (f) of the Original Agreement are true and correct with respect to this Collateral Assignment Agreement and hereby makes the following representation:

                           "The Collateral Agent is a state banking corporation organized and existing under the laws of the State of New York; and is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for their performance of its obligations under this Agreement."

         SECTION 4. DELETION OF PROVISIONS. The Original Agreement is hereby amended by deleting the following Sections thereof: Section 3.02, Sections 4.02(f) and (g) and Sections 4.10(a), (c), (d), (e), (f), (g) and (i). Section 4.10(h) of the Original Agreement is hereby amended and restated to provide as follows:

         "The Borrower or the Issuer will deliver to the Collateral Agent, and the Collateral Agent shall maintain on file, copies of all financing statements required to be prepared by the Controlling Party."

         SECTION 5. COLLECTIONS AND ACCOUNTS.

                  (a) Section 6.02(f) of the Original Agreement is hereby amended and restated in its entirety to provide as follows:

                           "The Collateral Agent will deposit the proceeds of any drawing under the Chase Letter of Credit in the Collection Account and apply such funds solely as directed by Financial Security."

                  (b) Section 6.02(g) of the Original Agreement is amended and restated to provide as follows:

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

                           "(g) Within the Prepayment Account, the Collateral
                  Agent shall maintain a Defeasance Collateral Subaccount and shall deposit in and maintain within such subaccount the Defeasance Eligible Investments delivered by, or purchased with cash by the Collateral Agent at the direction of the Issuer in connection with the defeasance of the Mortgage Notes. Prior to their maturity, such Defeasance Eligible Investments shall not be liquidated or otherwise transferred to the Mortgage Payment Account or any other Account and shall be used solely to make payments due and payable on the Bonds, or otherwise in accordance with the Collateral Assignment Agreement. All payments and collections on the Defeasance Eligible Investments will be deposited in the Prepayment Account on the day of receipt."

                  (c) Section 6.03(i) of the Original Agreement is hereby amended and restated to provide as follows:

                           "(i) by 10:00 on each Payment Date, the Collateral
                  Agent shall transfer from the Prepayment Account to the Mortgage Payment Account funds equal to the aggregate amount of principal and interest due on the Bonds on such Payment Date;"

                           Sections 6.03(ii), (iii) and (iv) of the Original
                  Agreement are hereby deleted in their entirety.

                  (d) Sections 6.03(v) and (vi) of the Original Agreement are hereby amended and restated to provide as follows:

                           "(v) by 10:30 a.m. on each Payment Date, moneys on
                  deposit in the Mortgage Payment Account shall be applied first as set forth in Section 6.04(a), and then as set forth in
                  Section 6.04(c) below;

                           (vi) by 11:00 a.m. on each Payment Date, moneys on
                  deposit in the Mortgage Payment Account shall be applied as set forth in Section 6.04(d) below;"

                  (e) Sections 6.03(vii), (viii), (ix), (x), (xi), (xii),
         (xiii), (xiv), (xv), (xvi) and (xvii) are hereby deleted in their entirety.

                  (f) Sections 6.04(b), (e), (f), (g), (j), (k) and (l) and
         Section 6.06 of the Original Agreement are hereby deleted in their entirety.

                  (g) Section 6.08(a) of the Original Agreement is hereby deleted in its entirety.

         SECTION 6.  MISCELLANEOUS.

                  (a) Section 7.08 of the Original Agreement is hereby amended and restated to provide as follows:

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

                           "Section 7.08. NOTICES. All demands, notices and
                  other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by overnight delivery or personally delivered or telecopied to the recipient as follows:

                           (b) To Financial Security: Financial Security Assurance Inc.
                                                      350 Park Avenue
                                                      New York, NY  10022
                                                      Attention:  Surveillance Department
                                                      Telephone:          (212) 826-0100
                                                      Facsimile Nos.:     (212) 339-3518
                                                                          (212) 339-3527

                                    (in each case in which notice or other
                                    communication to Financial Security refers to a Security Event, Event of Default, a claim on the Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General
                                    Counsel and the Head-Financial Guaranty
                                    Group and shall be marked to indicate
                                    "URGENT MATERIAL ENCLOSED.")

                           (c) To the Issuer:         Secured Restaurants Trust
                                                         Wilmington Trust Company
                                                      Rodney Square North
                                                      Wilmington, DE  19890
                                                      Attention:  Corporate Trust
                                                                    Administration
                                                      Telephone No.: (302) 651-1284
                                                      Telex No.:     835437
                                                      Answer Back:   WILM-TR
                                                      Facsimile No.: (302) 651-1576

                                    with a copy to
                                    the Manager:      Advantica Restaurant Group, Inc.
                                                      203 East Main Street
                                                      Spartanburg, SC  29301
                                                      Attention:  Legal Department
                                                      Telephone No.: (803) 596-8000
                                                      Facsimile No.: (803) 596-8327

                                       7


                           (d) To the Trustee:        The Bank of New York
                                                      Towermarc Plaza
                                                      10161 Centurion Parkway
                                                      Jacksonville, FL  32256
                                                      Attention:  Corporate Trust Department
                                                      Telephone No.: (904) 998-4700
                                                      Fax No.:       (904) 645-1932

                           (e)      To the Collateral
                                               Agent: The Bank of New York
                                                      Towermarc Plaza
                                                      10161 Centurion Parkway
                                                      Jacksonville, FL  32256
                                                      Attention:  Corporate Trust Department
                                                      Telephone No.: (904) 998-4700
                                                      Fax No.:       (904) 645-1932

                           (f)      To the Borrower:  Quincy's Realty, Inc.
                                                      201 East Main Street
                                                      Spartanburg, SC  29301
                                                      Attention:  Legal Department
                                                      Telephone No.: (803) 596-8000
                                                      Facsimile No.: (803) 596-8327

                           A party may specify an additional or different
                  address or addresses by writing mailed or delivered to the other parties as aforesaid. Except as may be otherwise specified herein, all such notices and other communications shall be effective two Business Days after being sent. Any notice required to be given to any Non-Controlling Party shall also be given to the Controlling Party."

                  (g) Notwithstanding any provision in the Original Agreement to the contrary, each of the Collateral Agent and the Trustee acknowledges and agrees that all of their fees and expenses due and payable on or prior to the Defeasance Date, and fees due thereafter, have been paid in full by or on behalf of Quincy's, and neither the Trustee nor the Collateral Agent has any lien on the Collateral for payment thereof or for any expenses incurred in connection with this Collateral Assignment Agreement or the Indenture. Financial Security hereby agrees that if, at the direction of Financial Security, the Collateral Agent takes any action to enforce a Mortgage Note, a Loan Agreement, this Agreement or takes action against the Borrower or its Properties, Financial Security will reimburse the Collateral Agent for any reasonable expenses incurred in connection with taking such actions. The Collateral Agent agrees to assist with such actions described in the preceding sentence as it is reasonably requested to take.

                  (h) On the Defeasance Date, Quincy's will deliver to the Collateral Agent, to hold for the benefit of Financial Security, a letter of credit having an aggregate available amount of $1 million issued by The Chase Manhattan Bank (the "Chase Letter of Credit"). The Collateral Agent will (i) hold the Chase Letter of Credit on behalf of

         Financial Security in accordance with the terms of this Collateral Assignment Agreement (ii) make drawings thereunder, at the times and for the amounts directed in writing by Financial Security, in accordance with the terms of the Chase Letter of Credit, and (iii) release such Chase Letter of Credit, only at the time and as directed in writing by Financial Security. If the Collateral Agent receives notice from The Chase Manhattan Bank that the Chase Letter of Credit will expire and will not be automatically extended, the Collateral Agent shall provide a copy of such notice to Financial Security within two Business Days.

                  (i) This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  (j) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (k) This Amendment shall be construed in connection with, and as part of, the Original Agreement. The terms, conditions, representations, warranties, covenants, agreements, rights, remedies, powers and privileges set forth in the Original Agreement, as amended or otherwise modified hereby, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect.

                  (l) Each reference to the Collateral Assignment Agreement, or words of similar import in the Original Agreement or any notice, communication, certificate, instrument or other document executed and delivered in connection therewith after the date hereof shall be deemed to be a reference to the Original Agreement, as amended, supplemented and otherwise modified hereby, and as the same may be amended, supplemented or otherwise modified from time to time after the date hereof, unless the context requires otherwise.

                  (m) This Amendment shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns.

                  (n) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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


         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Collateral Assignment Agreement as of the date set forth on the first page hereof.

                     SECURED RESTAURANTS TRUST

                     By Wilmington Trust Company, not in its
                     individual capacity but solely as Issuer Trustee


                     By  /s/ Mary St. Amand
                         Mary St. Amand
                         Assistant Vice President


                     FINANCIAL SECURITY ASSURANCE INC.


                     By  /s/ Bruce E. Stern
                         Bruce E. Stern
                         General Counsel and Managing Director


                     THE BANK OF NEW YORK, in its capacity as Trustee


                     By  /s/ Sandra Carreker
                         Sandra Carreker
                     Title  Agent


                     THE BANK OF NEW YORK, in its capacity as Collateral Agent


                     By  /s/ Sandra Carreker
                         Sandra Carreker
                     Title  Agent


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                                    EXHIBIT A

                         DEFEASANCE ELIGIBLE INVESTMENTS

                              [List to be Attached]